Execution Version

FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT
THIS FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”) is dated as of July 10, 2014 by and among EXELIXIS, INC., a Delaware corporation (“Borrower”), DEERFIELD PRIVATE DESIGN FUND, L.P., a Delaware limited partnership (“DPDF”), DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P., a limited partnership organized under the laws of the British Virgin Islands (together with DPDF, collectively, referred to as “Purchasers”), DEERFIELD PARTNERS, L.P., a Delaware limited partnership (“DPLP”), and DEERFIELD INTERNATIONAL MASTER FUND, L.P., a limited partnership organized under the laws of the British Virgin Islands (together with DPLP, collectively, the “Assignees”).
W I T N E S S E T H:
WHEREAS, Borrower, Purchasers and Assignees have entered into that certain Note Purchase Agreement, dated as of June 2, 2010 (as the same may be amended, modified, restated or otherwise supplemented from time to time, the “Purchase Agreement”);
WHEREAS, Borrower has requested that Purchasers and Assignees amend the Purchase Agreement in certain respects; and
WHEREAS, Purchasers and Assignees are willing to amend the Purchase Agreement in accordance with the terms set forth below.
NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the Purchasers and the Borrower agree as follows:
1.    Defined Terms. Capitalized terms used herein which are defined in the Purchase Agreement, unless otherwise defined herein, shall have the meanings ascribed to them in the Purchase Agreement.
2.    Amendments to Purchase Agreement. The Purchase Agreement is hereby amended as follows:
(a)    The definition of “Optional Prepayment Amount” in Section 1.1 of the Purchase Agreement is hereby deleted in its entirety.
(b)    The last sentence of Section 2.9(j) of the Purchase Agreement is hereby deleted in its entirety and substituted by the following:
“Notwithstanding anything herein to the contrary, in no event shall the Issuance Period extend beyond the second Trading Day prior to the Maturity Date (the “Final Issuance Date”).”

1.

2.    Counterparts; Effectiveness. This Amendment may be executed in several counterparts, and by each Party on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. This Amendment shall become effective upon the execution hereof by the Borrower, Purchasers and Assignees.
3.    Headings. Headings and captions used in this Amendment are included for convenience of reference only and shall not be given any substantive effect.
3.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of such State.
4.    Effect of Amendment. Except as amended by this Amendment, the Purchase Agreement remains in full force and effect. For the avoidance of doubt, this Amendment shall be deemed to be a Finance Document as defined in the Purchase Agreement.
[Signature Page Follows]

2.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.
BORROWER:

EXELIXIS, INC.

By:    /s/ Michael M. Morrissey
Name:    Michael M. Morrissey
Title:    President and Chief Executive Officer

PURCHASERS:

DEERFIELD PRIVATE DESIGN FUND, L.P.

By:    Deerfield Mgmt, L.P., General Partner
By:     J.E. Flynn Capital, LLC, General Partner

By:    /s/ David J. Clark
Name:    David J. Clark
Title:    Authorized Signatory

DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P.

By:    Deerfield Mgmt, L.P., General Partner
By:     J.E. Flynn Capital, LLC, General Partner

By:    /s/ David J. Clark
Name:    David J. Clark
Title:    Authorized Signatory

ASSIGNEES:

DEERFIELD PARTNERS, L.P.

ExhBy:    Deerfield Mgmt, L.P., General Partner
By:     J.E. Flynn Capital, LLC, General Partner

By:    /s/ David J. Clark
Name:    David J. Clark
Title:    Authorized Signatory

3.

DEERFIELD INTERNATIONAL MASTER FUND, L.P.

By:    Deerfield Mgmt, L.P., General Partner
By:     J.E. Flynn Capital, LLC, General Partner

By:    /s/ David J. Clark
Name:    David J. Clark
Title:    Authorized Signatory

4.